SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 18, 2006

CNB FINANCIAL CORPORATION

(Exact name of Registrant as specified in its Charter)

Pennsylvania	2-88511	25-1450605
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification Number)

County National Bank

1 South Second Street

PO Box 42

Clearfield, Pennsylvania 16830

(Address of principal executive offices)

Registrant’s telephone number, including area code: (814) 765-9621

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Press Release Announcing: Annual Meeting

CNB Financial Corporation and its principal subsidiary County National Bank each held separate annual meetings on April 18, 2006.

Exhibit 99	News Release announcing annual meeting.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CNB Financial Corporation

Date: April 20, 2006	By: /s/ Joseph B. Bower, Jr.
Joseph B. Bower, Jr.
Secretary

Exhibit Index

Number	Description

Exhibit 99	News Release announcing annual meeting.

Exhibit 99

News Release

Contact: Joseph B. Bower, Jr
Secretary
(814) 765-9621
FOR IMMEDIATE RELEASE

CNB FINANCIAL CORPORATION HOLDS ANNUAL MEETING

Clearfield, Pennsylvania - Tuesday, April 18, 2006

CNB Financial Corporation shareholders and County National Bank each held separate annual meetings on April 18, 2006.

In the CNB Financial Corporation meeting, four incumbent directors were re-seated for a term of three years. They were: Joseph B. Bower, Jr., Robert E. Brown, Michael F. Lezzer and Robert W. Montler. These directors were elected to serve the board until the Annual Meeting in the year 2009.

The following Corporation directors retained their positions but were not standing for election this year: William F. Falger, James J. Leitzinger, Dennis L. Merrey, William R. Owens, Jeffrey S. Powell, Deborah Dick Pontzer, James B. Ryan and Peter F. Smith.

In addition to the election of directors, shareholders approved restated Articles of Incorporation and Bylaws. The major change in the Articles of Incorporation is the increase in authorized shares from ten million to fifty million.

Chairman, William R. Owens, conducted the meeting. He called upon Joseph B. Bower, Jr., Executive Vice President and Chief Operating Officer of CNB Financial Corporation and County National Bank, to address the shareholders. Mr. Bower thanked those present and welcomed them to the meeting. He then focused the audience’s attention on a presentation that featured year 2005 results on the firm’s growth patterns, earnings per share, and resulting dividends.

Mr. Bower introduced William F. Falger, President & Chief Executive Officer of CNB Financial Corporation and County National Bank. Mr. Falger offered his comments regarding the performance of the Bank since the last Annual Shareholder’s Meeting in 2005 and the objectives for the remainder of 2006.

Successful events during the past year include the expansion of the Corporation’s market area into Erie, PA, with the introduction of ERIEBANK, a division of County National Bank. ERIEBANK opened its doors initially as a Loan Production Office in October, 2005. The Corporation also entered the consumer discount loan and finance business with the formation of Holiday Financial Services Corporation, a wholly owned subsidiary of CNB Financial Corporation. Holiday Financial Services Corporation began operations in Sidman, PA, in November, 2005 by purchasing the performing loans of Holiday Consumer Discount Company which had previously operated in the Sidman area since 1965.

In enhancing its service and sales efforts, County National Bank purchased an automated referral and sales management software, which can directly measure and drive incremental leads and revenue at the teller line. Last spring, the St. Marys in-store office was relocated from inside BiLo to a full-service office located in a high-traffic area in front of the St. Marys Wal-Mart in Fox Township, reinforcing the Corporation’s commitment to the St. Marys community. To complement the Bank’s existing product line, a new Business Checking Product line was launched last year, to include a Positively Free Small Business Checking package and a Business Check Card. And, Visa® gift cards were introduced to the CNB consumer customers in September. Renovations were also made last year to include ATM capabilities at the Karthaus branch.

This year, the Bank further expanded its ATM network by joining with Sheetz, Inc. to offer service-charge free ATM usage to CNB customers at over 300 Sheetz convenience stores in seven states.

Mr. Falger presented the Bank’s objectives for 2006, which include continuing to grow market share and establishing a strong consumer lending presence within areas served by its branch network, putting a strong emphasis on small business core banking products and commercial relationships, annuities and wealth management services. In addition, the Bank will expand its presence into existing and new markets with Holiday Financial Services Corporation in Hollidaysburg, Johnstown and Clearfield, reaching the unbanked market. ERIEBANK’s first full-service office will open its doors in August, with a temporary office location during the time the Bank constructs its new office buildings. CNB will continue to enhance brand identity and image in its existing markets, enhance its customer relationship driven service and sales process. Mr. Falger completed his remarks with plans to open the full-service office in Warren this summer.

In the Corporation’s reorganizational meeting, the Board named the following corporation officers: William F. Falger, President and Chief Executive Officer; Joseph B. Bower, Jr., Executive Vice President and Secretary; Charles R. Guarino, Treasurer; and Autumn F. Farley, Assistant Secretary. Peter F. Smith was retained as counsel.

The County National Bank annual meeting then followed with the twelve incumbent bank directors re-elected for the ensuing year. They are Joseph B. Bower, Jr., Robert E. Brown, William F. Falger, James J. Leitzinger, Michael F. Lezzer, Dennis L. Merrey, Robert W. Montler, William R. Owens, Deborah Dick Pontzer, Jeffrey S. Powell, James B. Ryan and Peter F. Smith.

Following that re-election process, the following banking officers were appointed for the forthcoming year: Mr. Falger, President and Chief Executive Officer; Mr. Bower, Executive Vice President and Chief Operating Officer; Mark D. Breakey, Senior Vice President and Credit Risk Manager; Donald E. Shawley, Senior Vice President and Senior Trust Officer; and Richard L. Sloppy, Senior Vice President and Senior Loan Officer.

David J. Zimmer, President/ ERIEBANK and Scott O. Calhoun, Vice President/ERIEBANK; Robert S. Berezansky, Vice President/Corporate Lending; James M. Baker, Michael E. Haines, Robin L. Hay, Jeffrey A. Herr, William J. Mills, Charles C. Shrader and Joseph H. Yaros, Vice Presidents/ Commercial Banking; Craig C. Ball, Vice President/ Wealth Management; Mary Ann Conaway, Vice President/ Human Resources; Charles R. Guarino, Vice President/ Chief Financial Officer; Helen G. Kolar, Vice President/ Marketing & Sales; Rachel E. Larson, Vice President/ Operations; David W. Ogden, Vice President/ Credit Administration; Edward H. Proud, Vice President/ Information Systems; Duane P. Shifter, Vice President/ Community Banking; Christopher L. Stott, Vice President/ Mortgage Lending; Michael C. Sutika, Vice President/ Retail Banking; Calvin R. Thomas, Jr., Vice President/ Trust Officer; Mary A. Baker, Vickie L. Baker, Ruth Anne Ryan-Catalano, Kristen L. Howard, Rodger L. Read, and Deborah M. Young, Assistant Vice Presidents; James C. Davidson, Denise J. Greene, Francine M. Papa, Douglas M. Shaffer, Susan J. Shimmel and Steven C. Tunall, Community Office Managers; Tammy C. Wagner, Staff Commercial Lender; Paul A. McDermott, Larry A. Putt, Brenda L. Terry, Mary Ann Roney and Gregory R. Williams, Banking Officers; Thomas J. Ammerman, Jr., Bank Security Officer; Richard L. Bannon and Gregory M. Dixon, Credit Administration Officers; Natalie R. Barnett, Financial Consultant; Donna J. Collins, Compliance Officer; Richard L. Greslick, Jr., Controller; Thomas W. Grice, Network Administration Officer; Leanne D. Kassab, Marketing Officer; Susan B. Kurtz, Customer Service Officer; Glenn R. Pentz, Trust Officer, Dennis J. Sloppy, Information Systems Officer; Carolyn B. Smeal and Susan M. Warrick, Operations Officers; BJ Sterndale, Training Officer; and Jane M. Gnan, Assistant Trust Officer.

Inquiries regarding CNB Financial Corporation stock (CCNE) can be answered by phoning

(814) 765-9621.

County National Bank is the primary subsidiary of CNB Financial Corporation and has twenty community offices in Cambria, Clearfield, Centre, Elk, Jefferson and McKean counties and Loan Production offices in Johnstown and Warren, PA. ERIEBANK is a division of County National Bank and currently operates a Loan Production Office in Erie, PA. Holiday Financial Services Corporation is a subsidiary of CNB Financial Corporation and currently has an office in Sidman, PA.

County National Bank’s website is http://www.bankcnb.com, ERIEBANK’s website is www.eriebank.net, and Holiday Financial Services’ website is www.holidayfinancialservices.com.